SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 26, 1999


                        PINNACLE WEST CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


            Arizona                   1-8962                   86-0512431
----------------------------       ------------           ----------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)            File Number)           Identification Number)


400 East Van Buren St., P.O. Box 52132, Phoenix, Arizona        85072-2132
(Address of principal executive offices)                        (Zip Code)


                                 (602) 379-2500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                      NONE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events

Proposed Settlement Agreement

         As previously reported, hearings before the Arizona Corporation Commission (the "ACC") on the comprehensive Settlement Agreement between Arizona Public Service Company ("APS") and various other parties ended in July 1999. See
Note 6 of Notes to Condensed Consolidated Financial Statements in the Pinnacle West Capital Corporation ("Pinnacle West") Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999 (the "June 10-Q"). On August 26, 1999, the ACC Hearing Officer assigned to conduct the hearings on the Settlement Agreement issued a recommended decision. The recommended decision, which is incorporated herein by this reference, would approve the Settlement Agreement with some modifications.

         The following are some of the proposed changes to major provisions of the Settlement Agreement:

o The ACC would not be prevented from commencing rate change proceedings during the Agreement term, provided that such proceedings would not modify stranded cost recovery or reduce the rate decreases provided in the Agreement for customer class.

o The recommended decision would change APS' proposed credits for metering, meter reading and billing, and instead would require the use of higher credits proposed by ACC staff.

o The recommended decision would limit APS' collection of costs related to the transfer of generation assets to an affiliate to 67% of such costs.

         The ACC is tentatively scheduled to consider this recommendation at its next regularly scheduled open meeting on September 14, 1999.

Proposed Retail Electric Competition Rules

         As previously reported, in June 1999, ACC oral proceedings were held on the rules that provide a framework for the introduction of retail electric competition in Arizona (the "Proposed Rules"). See Note 6 of Notes to Condensed Consolidated Financial Statements in the June 10-Q. On August 26, 1999, the ACC Hearing Officer issued a recommended decision on the Proposed Rules. The recommended decision proposes adoption of the Proposed Rules with a number of modifications which the recommended decision states do not change the Proposed Rules in any substantive manner.

         The ACC is tentatively scheduled to consider this recommendation at its next regularly scheduled open meeting on September 14, 1999.

Item 7.           Financial  Statement,  Pro  Forma  Financial  Information  and
                  Exhibits

                  (c) Exhibits

         Pinnacle West hereby incorporates the following Exhibit pursuant to Exchange Act Rule 12b-32 and Regulation ss.229.10(d) by reference to the filing set forth below:

                              Origianally
                              Filed
Exhibit No.    Description    As Exhibit        File No. (a)   Date Effective
-----------    -----------    ----------        ------------   --------------
10.1           Settlement     10.1 to APS'      1-4473         5-19-99
               Agreement      August 26, 1999
                              Form 8-K Report

-------------------
(a) Reports filed under File No. 1-4473 were filed in the office of the Securities and Exchange Commission located in Washington, D.C.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          PINNACLE WEST CAPITAL CORPORATION
                                          (Registrant)



Dated:   August 27, 1999                  By: Nancy C. Loftin
                                              ---------------------------------
                                              Nancy C. Loftin
                                              Vice President and General Counsel